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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   January 9, 1998
                                                 ---------------------




                              GART SPORTS COMPANY
             -----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


       Delaware                       000-23515                 84-1242802
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(State or other juris-             (Commission file           (IRS Employer
diction of incorporation)number)                            Identification No.)



                     2000 Broadway
                    Denver, Colorado                                 80203
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                  Address of principal                             (Zip Code)
                   executive offices)




                                 (303) 861-1122
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         In connection with the closing on January 9, 1998 of the Company's acquisition of Sportmart, Inc. (the "Sportmart Acquisition"), as described in the Registrant's Registration Statement on Form S-4 (File No. 333-42355), the Company entered into a Financing Agreement, filed herewith as Exhibit 99.1, with the CIT Group/Business Credit, Inc. ("CIT") with an asset-based credit facility of $175 million, which refinanced both the Company's former credit agreement with CIT and Sportmart, Inc.'s former credit agreement with BT Commercial Corporation.

         Also filed as exhibits are final versions of documents entered into at the closing of the Sportmart Acquisition which differ from the forms of such documents previously filed with the Registrant's Registration Statement on Form S-4 (File No. 333-42355).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits.

             99.1 Financing Agreement among the CIT Group/Business Credit, Inc. and Gart Bros. Sporting Goods Company and Sportmart, Inc.

             99.2 Registration Rights Agreement between Registrant and Green Equity Investors, L.P.

             99.3 Consulting Agreement between Gart Bros. Sporting Goods Company, Sportmart, Inc. and John A. Lowenstein.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GART SPORTS COMPANY
                                             (Registrant)

                                             /s/ Thomas B. Nelson
                                             ----------------------------------
Date:  January 10, 1998                      Thomas B. Nelson
                                             Senior Vice President













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                                 EXHIBIT INDEX


         Exhibit No.              Description
         -----------              -----------

             99.1 Financing Agreement among the CIT Group/Business Credit, Inc. and Gart Bros. Sporting Goods Company and Sportmart, Inc.

             99.2 Registration Rights Agreement between Registrant and Green Equity Investors, L.P.

             99.3 Consulting Agreement between Gart Bros. Sporting Goods Company, Sportmart, Inc. and John A. Lowenstein.